October 1, 1996


Securities and Exchange Commission
450 Fifth Street, N.W.
Judiciary Plaza
Washington  D.C.   20549


                    Re:   Cargill Financial Services
Corporation,
                             (File 33-10743) as Sponsor and
on behalf of
                         Access Financial Mortgage Loan
Trust 1996-3


Dear Sirs:

     Enclosed herewith for filing on behalf of the trust fund ( the "Trust") created pursuant to a Trust Agreement date as of August 27, 1996 (the "Trust Agreement") among Access Financial Lending Corp., as issuer (the "Issuer"), LSI, as servicer (the "Servicer") and Norwest Bank Minnesota, N.A., as trustee ( the "Trustee"), are exhibits, of a current Report on Form 8-K (the "Report").

     The Trust consists of primarily of a pool of fixed and adjustable rate, amortizing mortgage loans, amortizing mortgage loans which are secured by first or second liens on residential properties representing six classes of beneficial interests therein. The certificates relating to six of such classes as registered under the Securities Act of 1933, as amended, by a Registration Statement on form s-
11 (File No. 33-10743).   As a result, the Trust is subject
to the filing requirements in a manner substantially in accordance with the procedures outlined in numerous no-action letters already inssued by the staff with respect to substantially similar trusts (see, for example, Nissan Motor Acceptance Corp. (August 29,1986) and Security Pacific National Bank (July 1,1987)), for the same reasons as discussed in such letters. In particular:

     1. The Trust has already filed, within 15 days of its formation, a Current Report on Form 8-K containing detailed information about its mortgage pool.



     2. The Trust will file, promptly after each Distribution Date (as defined in the Trust Agreement), a Current Report on Form 8-K in substantially the form enclosed herewith ,including as exhibits thereto the applicable Distribution Date reports. Each such Current Report will also disclose under Item 5 any matter occurring during the relevant reporting period which would be reportable under Item 1, 2, 4 , or 5 of Part II of Form 10-Q.

     3. The Trust will file a Current Report on Form 8-K within 15 days after the occurrence of any event described under Item 2,3,4 of 5 thereof, responding to the requirements of the applicable Item.

     4. Within 90 days after the end of each fiscal year, the Trust will file an annual report on Form 10-K which responds to Items 2, 3, and 4 of Part I, Items 5 and 9 of
Part II,  Items 12  and 13 of  Part III and Item 14  of
Part IV thereof, and include as exhibits thereto certain information form the Distribution Date reports aggregated for such year and a copy of the independent accountants' annual compliance statement required the Trust Agreement, in the manner described in the applicable no-action letters.

          The Trust will follow the above procedures except
for any fiscal year as to which its reporting obligations
under Section 15(d) of the Exchange Act have been suspended
pursuant to such Section.   In such event, the Trust will
file a Form 15 as required under  rule 15d 6.

          We have been advised by representatives of the Office of the Chief Counsel of the Division of Corporation Finance that following the above procedures would be
acceptable.   We assume that the Staff will promptly inform
us if our understanding is incorrect.   Please direct any
questions or comments concerning the foregoing to Michael du Quesnay, of Dewey Ballantine, counsel to the Depositor at
(212) 259-8009 or , in his absence, Barry Schwartz of Norwest Bank Minnesota, N.A. at (410) 884-2115.

           Kindly acknowledge receipt of this letter and the enclosed documents by filestamping the enclosed duplicate copy of this letter and returning it to us in the postpaid envelope herein provided.

                                        Very  truly yours,



                                        Patrick G. Benz
                                        Tax Accountant



                    SECURITIES AND EXCHANGE COMMISSION
                                   Washington, D.C.  20549
___________________________ FORM 8-K
                                        CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE
ACT OF 1934


 Date of Report (Date of earliest event reported)  September
18, 1996
               Cargill Financial Services Corporation
(Exact name of registrant as specified in its charter)
Delaware                                                33-
10743
Applied For
(State or other jurisdiction       (Commission
(IRS Employer
of incorporation or             File Number)
Identification
organization)                                     Number)
6000 Clearwater Avenue
Minnetonka, Minnesota                          ___
55343
(Address of principal executive offices)
(Zip Code)
Registrant's telephone number including area code      (612)
984-3058
               Cargill Financial Services Corporation


Form 8-K
INDEX
                                                       Page
Number
          Item 5.                   Other Events
3
          Item 7.                   Financial Statements and
Exhibits
3
SIGNATURES
4
INDEX OF EXHIBITS                            5
ITEM 5. OTHER EVENTS
The Cargill Financial Services Corporation makes monthly remittances to security holders. The latest remittance was made September 18, 1996. We have furnished a monthly remittance statement delivered to the trustee with security holder payment instructions.
Monthly Remittance
Statement...................................................
 ......Exhibit 21.1
ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
          Exhibits
          21.1 Monthly Remittance Statement dated as of
September 18, 1996.
SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
                    Cargill Financial Services Corporation
                    as Sponsor and on behalf of Access
Financial           Mortgage Loan Trust
1996-3
(Registrant)
Name:     Kenneth M. Duncan Title:    Senior Vice President
INDEX OF EXHIBITS
Page of Sequentially Numbered Pages
21.1 Monthly Remittance Statement dated       6-14
          as of September 18, 1996.
     EXHIBIT 21.1                  PAGE 6
                              ACCESS FINANCIAL MORTGAGE LOAN
TRUST 1996-3


Norwest Bank Minnesota, N.A.
Contact:              Shelley Lauffer
Securities Administration Services
Reporting   Month:        August 1996
Phone:                 (410) 884-2169
11000 Broken Land Parkway
Distribution Date: September 18, 1996 InvestorDirect:
(800) 605-4167
Columbia, MD 21044-7800



Series Structure Summary - Issuing
Aggregate Realized                      Aggregate
Ending
          Class
Original Principal                        Losses Principal
Aggregate Interest       Undistributed    Principal
Class     Description    Principal Type Interest Type
Balance Pass Through Rate  Balance Reduction


Shortfall          Principal         Factor
____________________________________________________________
____________________________________________________________
_______________________________________________
A-1  Senior         Sequential Pay Variable
44,843,000.00  4.07550000%         0.00


0.00      0.00      0.9769678309
A-2  Senior         Sequential Pay Fixed
28,572,000.00  6.90000000%         0.00
0.00      0.00      1.0000000000
A-3  Senior         Sequential Pay Fixed
13,552,000.00  7.25000000%         0.00
0.00      0.00      1.0000000000
A-4  Senior         Sequential Pay Fixed
10,000,000.00  7.50000000%         0.00
0.00      0.00      1.0000000000
A-5  Senior         Sequential Pay Fixed
10,744,000.00  7.60000000%         0.00
0.00      0.00      1.0000000000
A-6  Senior         Sequential Pay Variable
98,886,000.00  4.21483000%         0.00
0.00      0.00      0.9929177742


B-Fixed  Subordinate     Sequential Pay Variable
655.82  793499.91994755%             0.00
0.00      0.00 662.2499313836
B-Varia  Subordinate     Sequential Pay Variable
999,343.08     522.55923623%    0.00
0.00      0.00      1.4354660263


RU        Residual       Residual  Residual
0.00   0.00000000%                 0.00             0.00
0.00   0.0000000000
____________________________________________________________
____________________________________________________________
_______________________________________________
Totals
207,596,998.90                     0.00
0.00      0.00      0.9958365311
Report  1
     09/18/96 --  9:37am
Page  1 of  1
EXHIBIT 21.1                     PAGE 7
                                        ACCESS FINANCIAL
MORTGAGE LOAN TRUST 1996-3


Norwest Bank Minnesota, N.A.
Contact:                      Shelley Lauffer
Securities Administration Services
Reporting   Month:         August 1996                Phone:


(410) 884-2169
11000 Broken Land Parkway
Distribution Date: September 18, 1996
InvestorDirect:                (800) 605-4167
Columbia, MD 21044-7800


                                             Class
Distribution Summary - Issuing
Beginning
Principal             Ending
                         Pass Through
Principal     Total Interest       Total Principal


Balance              Principal                Total
Class          Record Date               Rate
Balance           Distribution           Distribution
Reduction            Balance          Distribution


____________________________________________________________
____________________________________________________________
____________________________________
A-1       08/30/1996          4.07550000%


44,843,000.00    152,298.04   1,032,831.56
0.00 43,810,168.44  1,185,129.60
A-2       09/01/1996          6.90000000%
28,572,000.00    164,289.00          0.00
0.00 28,572,000.00       164,289.00
A-3       09/01/1996          7.25000000%
13,552,000.00     81,876.67          0.00
0.00 13,552,000.00        81,876.67
A-4       09/01/1996          7.50000000%
10,000,000.00     62,500.00          0.00
0.00 10,000,000.00        62,500.00
A-5       09/01/1996          7.60000000%
10,744,000.00     68,045.33          0.00
0.00 10,744,000.00        68,045.33
A-6       08/30/1996          4.21483000%
98,886,000.00    347,323.07     700,332.98
0.00 98,185,667.02  1,047,656.05
B-Fixed        09/01/1996
655.82               0.00                0.00


0.00        434,316.75             0.00
B-Varia        08/00/1996        522.55923623%
999,343.08               0.00                0.00
0.00      1,434,523.04             0.00


RU             09/01/1996          0.00000000%
0.00           0.00           0.00
0.00           0.00           0.00


____________________________________________________________
____________________________________________________________
____________________________________
Totals
207,596,998.90    876,332.11   1,733,164.54


0.00     206,732,675.25  2,609,496.65
Report  2
     09/18/96 --  9:37am
Page  1 of  1
EXHIBIT   21.1              PAGE 8
                                        ACCESS FINANCIAL
MORTGAGE LOAN TRUST 1996-3


Norwest Bank Minnesota, N.A.
Contact:                      Shelley Lauffer


Securities Administration Services            Reporting
Month:        August 1996           Phone:
(410) 884-2169
11000 Broken Land Parkway                     Distribution
Date: September 18, 1996      InvestorDirect:
(800) 605-4167
Columbia, MD 21044-7800
                         Class Distribution Per 1,000 of
Original Balance - Issuing
Total Other
                                        Total Interest
Scheduled       Principal Total Principal
Principal        Ending
Distribution          Principal    Distribution
Distribution
Balance       Principal
Class          Cusip          Original Balance
Factor     Factor          Factor          Factor
Reduction        Factor
____________________________________________________________
____________________________________________________________
_____________________________
A-1       003916AN3         44,843,000.00
3.39625003          1.23709676     12.12442299
23.03216912
0.00000000     0.9769678309
A-2       003916AP8         28,572,000.00
5.75000000          0.00000000     0.00000000     0.00000000
0.00000000     1.0000000000
A-3       003916AQ6         13,552,000.00
6.04166691          0.00000000     0.00000000     0.00000000
0.00000000     1.0000000000
A-4       003916AR4         10,000,000.00
6.25000000          0.00000000     0.00000000     0.00000000
0.00000000     1.0000000000
A-5       003916AS2         10,744,000.00
6.33333302          0.00000000     0.00000000     0.00000000
0.00000000     1.0000000000
A-6       003916AT0         98,886,000.00
3.51235837          0.40324333     2.27815768     7.08222580
0.00000000     0.9929177742
B-Fixed        N/A                 655.82
0.00000000          0.00000000     0.00000000     0.00000000
0.00000000     662.2499313836
B-Varia        N/A             999,343.08
0.00000000          0.00000000     0.00000000     0.00000000
0.00000000     1.4354660263
RU             N/A            0.00
N/A   N/A             N/A             N/A
N/A   N/A
____________________________________________________________
____________________________________________________________
_____________________________
Totals                     207,596,998.90
0.9958365311
Report  3
     09/18/96 --  9:37am
Page  1 of  1
EXHIBIT 21.1               PAGE 10


                                   ACCESS FINANCIAL MORTGAGE
LOAN TRUST 1996-3
Norwest Bank Minnesota, N.A.
Contact:                   Shelley Lauffer
Securities Administration Services
Reporting   Month:        August 1996
Phone:                      (410) 884-2169
11000 Broken Land Parkway
Distribution Date: September 18, 1996 InvestorDirect:
(800) 605-4167
Columbia, MD 21044-7800


                                        Class Principal
Distribution - Issuing
          Beginning
Principal       Ending    Current
          Principal  Scheduled
Unscheduled                        Other  Total
Principal      Balance        Principal    Undistributed
Class            Balance  Principal
Principal        Accretion        Principal     Distribution
Reduction*           Balance  Principal
____________________________________________________________
____________________________________________________________
____________________________________________
A-1            44,843,000.00   55,475.13


543,695.50       433,660.93        0.00
1,032,831.56             0.00    43,810,168.44
0.00
A-2            28,572,000.00       0.00


0.00 0.00      0.00      0.00
0.00    28,572,000.00         0.00
A-3            13,552,000.00       0.00
0.00 0.00      0.00      0.00
0.00    13,552,000.00         0.00
A-4            10,000,000.00       0.00
0.00 0.00      0.00      0.00
0.00    10,000,000.00         0.00
A-5            10,744,000.00       0.00
0.00 0.00      0.00      0.00
0.00    10,744,000.00         0.00
A-6            98,886,000.00   39,875.12
225,277.90       435,179.96        0.00
700,332.98              0.00    98,185,667.02
0.00
B-Fixed             655.82         0.00
0.00     (433,660.93)         0.00      0.00
0.00       434,316.75         0.00


B-Varia   999,343.08          0.00
0.00     (435,179.96)         0.00      0.00
0.00     1,434,523.04         0.00
RU             0.00      0.00
0.00 0.00      0.00      0.00
0.00 0.00      0.00
____________________________________________________________
____________________________________________________________
____________________________________________
Totals        207,596,998.90   95,350.25


768,973.40              0.00       0.00
1,733,164.54             0.00   206,732,675.25
0.00
*Principal Balance Reduction


Realized Losses Principal Balance Reduction
0.00
Negative Amortization Principal Balance Reduction
0.00
Other
0.00
Report  4
     09/18/96 --  9:38am
Page  1 of  1
EXHIBIT 21.1                  PAGE 11
                                                  ACCESS
FINANCIAL MORTGAGE LOAN TRUST 1996-3


Norwest Bank Minnesota, N.A.
Contact:                    Shelley Lauffer
Securities Administration Services
Reporting   Month:        August 1996
Phone:              (410) 884-2169
11000 Broken Land Parkway
Distribution Date: September 18, 1996 InvestorDirect:
(800) 605-4167
Columbia, MD 21044-7800
Class Interest Distribution - Issuing
                                   Beginning Negative
Ending
                              Principal/
Interest
Amortization
Principal/
                                        Notional
Interest       Shortfall/
Other
Interest   Total Interest      Notional


Class       Pass-Through Rate                      Balance
Accrual       (Recovery)        Accretion         Interest
Reduction     Distribution              Balance
____________________________________________________________
____________________________________________________________
_____________________________________________
A-1  4.07550000%    44,843,000.00


152,298.04              0.00                        0.00
0.00 0.00       152,298.04    43,810,168.44
A-2  6.90000000%    28,572,000.00
164,289.00              0.00                        0.00


0.00 0.00       164,289.00    28,572,000.00
A-3  7.25000000%    13,552,000.00
81,876.67         0.00                        0.00
0.00
0.00        81,876.67    13,552,000.00
A-4  7.50000000%    10,000,000.00
62,500.00         0.00                        0.00
0.00
0.00        62,500.00    10,000,000.00
A-5  7.60000000%    10,744,000.00
68,045.33         0.00                        0.00
0.00
0.00        68,045.33    10,744,000.00
A-6  4.21483000%    98,886,000.00


347,323.07              0.00                        0.00
0.00 0.00       347,323.07    98,185,667.02
B-Fixed      793499.91994755%
655.82
433,660.93              0.00   433,660.93
0.00 0.00      0.00   434,316.75
B-Varia         522.55923623%           999,343.08


435,179.96             0.00       435,179.96
0.00             0.00             0.00     1,434,523.04
RU                0.00000000%             0.00
0.00             0.00             0.00             0.00 0.00
0.00             0.00
____________________________________________________________
____________________________________________________________
_____________________________________________
Totals
1,745,173.00             0.00       868,840.89


0.00             0.00       876,332.11
Report  5
     09/18/96 --  9:38am
Page  1 of  1
EXHIBIT 21.1                       PAGE 12
ACCESS FINANCIAL MORTGAGE LOAN TRUST 1996-3 Norwest Bank
Minnesota, N.A.
Contact:                        Shelley Lauffer Securities
Administration Services
Reporting   Month:        August 1996
Phone:                           (410) 884-2169 11000 Broken
Land Parkway
Distribution Date: September 18, 1996 InvestorDirect:
(800) 605-4167 Columbia, MD 21044-7800
Fund Account Summary - Issuing


____________________________________________________________
____________________________________________________________
______________________________________________________
Proceeds Account
     Beginning Balance
0.00
     DEPOSITS:
WITHDRAWALS:
          Interest Net of Servicing Fee
1,745,173.00 Interest Payments
876,332.11
Scheduled Principal                            95,350.25
Scheduled Principal Payment                       95,350.25
Other Principal                               768,973.40
Other Principal Payments                       1,637,814.29
Negative Amortization    0.00
Reserve Fund 1                                         0.00
Deposits from Reserve Fund    0.00
Fees and Expenses                                      0.00
Gain/Loss Adjustment     0.00
Other Withdrawals                                      0.00
Other Deposits 0.00
     Total Deposit
2,609,496.65                Total Withdrawals
2,609,496.65
Ending Balance
0.00
____________________________________________________________
____________________________________________________________
______________________________________________________



Report  6
     09/18/96 --  9:37am
Page  1 of  1
EXHIBIT 21.1                              PAGE 12
ACCESS FINANCIAL MORTGAGE LOAN TRUST 1996-3 Norwest Bank
Minnesota, N.A.
Contact:                                  Shelley Lauffer
Securities Administration Services
Reporting   Month:        August 1996
Phone:                             (410) 884-2169
11000 Broken Land Parkway
Distribution Date: September 18, 1996 InvestorDirect:
(800) 605-4167
Columbia, MD 21044-7800
Loss/Delinquency Detail - Issuing


                         Current    Current         Current
Current                  Total       Aggregate
Aggregate
Aggregate       Aggregate        Total
                              Fraud      Bankruptcy  Special
Hazard Credit       Current   Fraud      Bankruptcy
Special Hazard                    Credit         Aggregate
Pool #                    Losses     Losses          Losses
Losses          Losses          Losses          Losses
Losses          Losses          Losses
____________________________________________________________
____________________________________________________________
_________________________________________________
1                              0.00         0.00
0.00
0.00           0.00 0.00            0.00
0.00           0.00 0.00
2                              0.00         0.00
0.00
0.00           0.00 0.00            0.00
0.00           0.00 0.00
____________________________________________________________
____________________________________________________________
_________________________________________________
Totals                         0.00         0.00
0.00
0.00           0.00 0.00            0.00
0.00           0.00 0.00
____________________________________________________________
____________________________________________________________
________________________________________
          30  Days  Delinquent    60  Days  Delinquent 90
Days  Delinquent    Foreclosures
REO's                                Totals
               Number       Balance    Number       Balance
Number    Balance    Number       Balance    Number
Balance    Number                 Balance
1                         18  1,054,202.50        21
1,494,309.38
0            0.00                 0       0.00         0
0.00        39                 2,548,511.88
2                             1     56,000.00        11
848,094.42
0            0.00         0          0.00           0
0.00        12         904,094.42
____________________________________________________________
____________________________________________________________
________________________________________
Totals             19  1,110,202.50     32  2,342,403.80
0            0.00         0          0.00           0
0.00        51       3,452,606.30
Report  7
     09/18/96 --  9:38am
Page  1 of  1
EXHIBIT 21.1                       PAGE 13
               ACCESS FINANCIAL MORTGAGE LOAN TRUST 1996-3


Norwest Bank Minnesota, N.A.
Contact:                        Shelley Lauffer Securities
Administration Services          Reporting
Month:        August 1996              Phone:
(410) 884-2169
11000 Broken Land Parkway


Distribution Date: September 18, 1996 InvestorDirect:
(800) 605-4167 Columbia, MD 21044-7800
Collateral Summary - Issuing
Total|              Pool 1               Pool 2


____________________________________________________________
_____________________________________________
Monthly P&I Constant
1,943,795.08|        1,071,721.64   872,073.44
|
Positive Amortization
95,350.25|           55,475.13            39,875.12 Negative
Amortization
0.00|                0.00     0.00
Regular Curtailments
0.00|                0.00     0.00
Regular Curtailment Interest
0.00|                0.00     0.00
Prepaid Curtailments
0.00|                0.00     0.00
Prepaid Curtailment Interest
0.00|                0.00     0.00
Liquidations
768,973.40|          543,695.50           225,277.90
Principal Adjustments
0.00|                0.00     0.00
     Total Principal Trust Distribution
864,323.65|          599,170.63           265,153.02


|
Scheduled Interest
1,848,444.83|  1,016,246.51    832,198.32
Servicing Fee
77,837.62|     40,391.90            37,445.72
Master Servicing Fee
0.00|     0.00 0.00
Spread
0.00|     0.00 0.00
               Total Pass-Through Interest
1,745,173.00|        962,669.97     782,503.03
|
Beginning Balance
207,596,998.90|     107,711,655.82 99,885,343.08
Ending Balance
206,702,675.25|     107,112,580.88 99,590,094.37
Gross P&I Distribution
2,634,930.86|  1,575,025.24         1,059,905.62
Realized Losses/(Gains)
0.00|     0.00 0.00
Net P&I Trust Distribution
2,634,930.86|  1,575,025.24         1,059,905.62
|
Beginning Loan Count
2701|     1670                 1031
Number of Loan Payoffs
15|       12   3
Ending Loan Count
2686|     1658                 1028
|
Weighted Average Maturity
0.0000000000|      226.7700000000  354.8400000000
Weighted Average Gross Rate
0.000000000%|       11.570300000%  9.796900000%
Weighted Average Net Rate
0.000000000%|       11.120300000%  9.346900000%
Weighted Average Pass-Through Rate
0.000000000%|       10.922800000%  9.149400000%
Weighted Average Margin
0.000000000%|  0.000000000%   6.468000000%
|
Advances on Delinquencies
|
     Current Period Principal
0.00|     0.00 0.00
     Current Period Interest
0.00|     0.00 0.00
|
|
Report  8
          09/18/96 --  9:38am
Page  1 of  1
EXHIBIT 21.1                     PAGE 14



                    ACCESS FINANCIAL MORTGAGE LOAN TRUST
1996-3


Norwest Bank Minnesota, N.A.
Contact:            Shelley Lauffer
Securities Administration Services
Reporting   Month:  August 1996
Phone:               (410) 884-2169
11000 Broken Land Parkway
Distribution Date: September 18, 1996 InvestorDirect:
(800) 605-4167
Columbia, MD 21044-7800
Credit Enhancement Summary - Issuing
Initial         Current            Current
Current         Current               Current


Coverage          Period             Period      Cumulative
Coverage        Coverage                  Pool
Type/Purpose
Amount          Losses        Additions          Losses
Percentage          Amount               Balance
____________________________________________________________
____________________________________________________________
___________________________________________
Subordination
999,998.90            0.00               0.00       0.00
0.90411979%    1,868,839.79        206,702,675.25
          Principal
     Distribution
Scheduled   Unscheduled
               Amount    Percentage Payment       Payment
___________________________________________________________
Senior      864,323.65 100.00000000%
100.00000000% 100.00000000%
Subordinate                0.00   0.00000000%
0.00000000%   0.00000000%



Report  9
     09/18/96 --  9:40am
Page  1 of  1